UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 9, 2011

Date of Report (date of earliest event reported)

SALESFORCE.COM, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

The Landmark @ One Market, Suite 300

San Francisco CA 94105

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Salesforce.com, inc. (the “Company”) held its 2011 Annual Meeting of Stockholders on June 9, 2011 (the “Meeting”). Of the 133,881,690 shares of common stock outstanding as of April 19, 2011, the record date, 120,671,517 shares were represented at the Meeting (in person or by proxy), constituting 90.1% of the outstanding shares entitled to vote. The proposals are described in detail in the Company’s Proxy Statement. The following proposals were voted upon and the final voting results with respect to each such matter are set forth below:

1. Elect three Class I directors, Marc Benioff, Craig Conway and Alan Hassenfeld, to serve for a term of three years and until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	109,017,068	2,574,513	24,995	9,054,941
Craig Conway	110,224,761	1,370,971	20,844	9,054,941
Alan Hassenfeld	111,001,837	592,966	21,773	9,054,941

2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012:

For	Against	Abstain	Broker Non-Votes
107,712,927	12,933,367	25,223	0

3. Approve an advisory resolution on executive compensation:

For	Against	Abstain	Broker Non-Votes
93,047,355	18,531,287	37,934	9,054,941

4. Advisory vote on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
100,413,481	3,986,527	7,136,825	79,743	9,054,941

The Company determined it was in the best interest of the Company and its stockholders to prepare for stockholder approval a non-binding advisory resolution regarding executive compensation for inclusion in the Company’s annual proxy statement on an annual basis.

5. Stockholder proposal of an advisory vote to urge the board of directors to repeal the classified board:

For	Against	Abstain	Broker Non-Votes
88,561,466	23,018,787	36,323	9,054,941

Item 8.01	Other Events

On June 7, 2011, the Company entered into a preliminary settlement agreement with respect to a California state wage and hour lawsuit that had been filed against the Company early in 2011 in the Superior Court of California, County of San Francisco. The settlement agreement is subject to approval of the court, which is expected to rule by late 2011. The Company currently estimates the expense charge for the settlement to be approximately $0.04 per diluted share. This charge will be reflected in the Company’s financial results for the fiscal quarter ending July 31, 2011 and will reduce both GAAP and non-GAAP diluted projected results. Other than noting the impact of this expense, the Company is not otherwise updating its current guidance for the fiscal quarter ending July 31, 2011.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of the Company’s management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this Form 8-K include statements regarding the preliminary settlement of the California wage and hour case and the impact of such settlement on the Company’s projected financial results for the fiscal quarter ending July 31, 2011. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the court does not approve the preliminary settlement. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2011	salesforce.com, inc.

/s/ Samuel J. Fleischmann Samuel J. Fleischmann Senior Vice President and General Counsel, Corporate